SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

HearUSA, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

1250 Northpoint Parkway
West Palm Beach, FL 33407
(561) 478-8770
(Address, including zip code, and telephone number
of Principal Executive Offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)  Exhibits

Exhibit No	Description of Exhibit

99.1	Certification by the Chief Executive Officer of HearUSA, Inc.
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by the Co-Chief Financial Officer of HearUSA,
Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.3	Certification by the Co-Chief Financial Officer of HearUSA,
Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

     On August 13, 2002, the Registrant filed its Form 10-Q for the period ended June 30, 2002, with the Securities and Exchange Commission. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Co-Chief Financial Officers accompanied that filing. Copies of the certifications are furnished hereunder as exhibits to this Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearUSA, INC.

Dated: August 13, 2002	By: s/Stephen J. Hansbrough
Stephen J. Hansbrough
Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description of Exhibit

99.1	Certification by the Chief Executive Officer of HearUSA, Inc. Inc.
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by the Co-Chief Financial Officer of HearUSA, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.3	Certification by the Co-Chief Financial Officer of HearUSA, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.